iShares®

iShares Trust

iShares, Inc.

Supplement dated November 1, 2018 (the “Supplement”)

to the Statements of Additional Information (“SAIs”)

for all iShares Trust and iShares, Inc. Funds

(each, a “Fund” and collectively, the “Funds”)

except for the iShares Edge High Yield Defensive Bond ETF and

the iShares Edge Investment Grade Enhanced Bond ETF

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for each Fund.

Effective immediately, each Fund’s SAI is amended as follows:

The section entitled “Construction and Maintenance of the Underlying Indexes” or “Construction and Maintenance of the Underlying Index” in each Fund’s current SAI is amended to add the following paragraph as the second paragraph in the section:

With respect to certain underlying indexes of the iShares funds, BFA or its affiliates have held discussions with the index provider regarding their business interest in licensing an index to track a particular market segment and conveyed investment concepts and strategies that could be considered for the index. The index provider designed and constituted the index using concepts conveyed by BFA or its affiliates. For certain of these indices, the relevant fund may be the first or sole user of the underlying index. In its sole discretion, the index provider determines the composition of the securities and other instruments in such underlying index, the rebalance protocols of the underlying index, the weightings of the securities and other instruments in the underlying index, and any updates to the methodology. From time to time, BFA or its affiliates may also provide input relating to possible methodology changes of such underlying index pursuant to the index provider’s consultation process or pursuant to other communications with the index provider.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.	IS-A-SAI-SUPP1

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE